Sub-Item 77 Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     1. Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

          i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future
          Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST
       INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
       INVESCO HIGH YIELD INVESTMENTS FUND, INC.
       INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
       INVESCO INSURED MUNICIPAL BOND TRUST
       INVESCO INSURED MUNICIPAL INCOME TRUST
       INVESCO INSURED MUNICIPAL SECURITIES
       INVESCO INSURED MUNICIPAL TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
       INVESCO MUNICIPAL PREMIUM INCOME TRUST
       INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
       INVESCO PRIME INCOME TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

       INVESCO QUALITY MUNICIPAL SECURITIES
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement


       By: /s/  John M. Zerr
           ---------------------------------------
           Title: Senior Vice President

       INVESCO ADVISERS, INC.

       By: /s/ John M. Zerr
           ----------------------------------------
           Title:  Senior Vice President

                          EXHIBIT A TO ADVISORY FEE MOA

  AIM EQUITY FUNDS
   (INVESCO EQUITY
       FUNDS)                                WAIVER DESCRIPTION                     EFFECTIVE DATE    EXPIRATION DATE
--------------------------- ----------------------------------------------------- ------------------ -----------------
Invesco Constellation       Invesco will waive advisory fees to the extent            3/27/2006         12/31/2012
Fund                        necessary so that advisory fees Invesco receives do
                            not exceed the annualized rates listed below.
                            0.695% of the first $250M
                            0.615% of the next $4B
                            0.595% of the next $750M
                            0.57% of the next $2.5B
                            0.545% of the next $2.5B
                            0.52% of the excess over $10B

   AIM TAX-EXEMPT FUNDS
(INVESCO TAX-EXEMPT FUNDS)                   WAIVER DESCRIPTION                    EFFECTIVE DATE    EXPIRATION DATE
---------------------------- ---------------------------------------------------- ------------------ -----------------
Invesco Van Kampen           Invesco will waive advisory fees in the amount of        2/12/2010         6/30/2012
Intermediate Term            0.10% of the Fund's average daily net assets
Municipal Income Fund

Invesco Van Kampen New       Invesco will waive advisory fees in the amount of        2/12/2010         6/30/2012
York Tax Free Income Fund    0.25% of the Fund's average daily net assets

  AIM TREASURER'S SERIES
TRUST (INVESCO TREASURER'S
       SERIES TRUST)                         WAIVER DESCRIPTION                    EFFECTIVE DATE    EXPIRATION DATE
---------------------------- ---------------------------------------------------- ------------------ -----------------
Premier Portfolio            Invesco will waive advisory fees in the amount of        2/1/2011          12/31/2012
                             0.07% of the Fund's average daily net assets

Premier U.S. Government      Invesco will waive advisory fees in the amount of        2/1/2011          12/31/2012
Money Portfolio              0.07% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                                     EFFECTIVE DATE              COMMITTED UNTIL
-----------------------------------------------------------------           ------------------           -----------------
Invesco California Tax-Free Income Fund                                      February 12, 2010             June 30, 2012
Invesco Core Plus Bond Fund                                                    June 2, 2009                June 30, 2012
Invesco Equally-Weighted S&P 500 Fund                                        February 12, 2010             June 30, 2012
Invesco Floating Rate Fund                                                     July 1, 2007                June 30, 2012
Invesco S&P 500 Index Fund                                                   February 12, 2010             June 30, 2012
Invesco Select Real Estate Income Fund                                         July 1, 2007                June 30, 2012
Invesco Structured Core Fund                                                   July 1, 2007                June 30, 2012
Invesco Van Kampen American Franchise Fund                                   February 12, 2010             June 30, 2012
Invesco Van Kampen Equity and Income Fund                                    February 12, 2010             June 30, 2012
Invesco Van Kampen Growth and Income Fund                                    February 12, 2010             June 30, 2012
Invesco Van Kampen Pennsylvania Tax Free Income Fund                         February 12, 2010             June 30, 2012
Invesco Van Kampen Small Cap Growth Fund                                     February 12, 2010             June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                                     EFFECTIVE DATE              COMMITTED UNTIL
-----------------------------------------------------------------           ------------------           -----------------
Invesco Capital Development Fund                                               July 1, 2007                June 30, 2012
Invesco Charter Fund                                                           July 1, 2007                June 30, 2012
Invesco Constellation Fund                                                     July 1, 2007                June 30, 2012
Invesco Disciplined Equity Fund                                                July 14, 2009               June 30, 2012
Invesco Diversified Dividend Fund                                              July 1, 2007                June 30, 2012
Invesco Summit Fund                                                            July 1, 2007                June 30, 2012


                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                                          EFFECTIVE DATE              COMMITTED UNTIL
-----------------------------------------------------------------           ------------------           -----------------
Invesco European Small Company Fund                                            July 1, 2007                June 30, 2012
Invesco Global Core Equity Fund                                                July 1, 2007                June 30, 2012
Invesco International Small Company Fund                                       July 1, 2007                June 30, 2012
Invesco Small Cap Equity Fund                                                  July 1, 2007                June 30, 2012



                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                                          EFFECTIVE DATE               COMMITTED UNTIL
-----------------------------------------------------------------           ------------------           -----------------
Invesco Convertible Securities Fund                                          February 12, 2010             June 30, 2012
Invesco Global Equity Fund                                                     July 1, 2007                June 30, 2012
Invesco Mid Cap Core Equity Fund                                               July 1, 2007                June 30, 2012
Invesco Small Cap Growth Fund                                                  July 1, 2007                June 30, 2012
Invesco Van Kampen Leaders Fund                                              February 12, 2010             June 30, 2012
Invesco Van Kampen U.S. Mortgage Fund                                        February 12, 2010             June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                                          EFFECTIVE DATE               COMMITTED UNTIL
-----------------------------------------------------------------           ------------------           -----------------
Invesco Asia Pacific Growth Fund                                               July 1, 2007                June 30, 2012
Invesco European Growth Fund                                                   July 1, 2007                June 30, 2012
Invesco Global Growth Fund                                                     July 1, 2007                June 30, 2012
Invesco Global Small & Mid Cap Growth Fund                                     July 1, 2007                June 30, 2012
Invesco International Growth Fund                                              July 1, 2007                June 30, 2012
Invesco International Core Equity Fund                                         July 1, 2007                June 30, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                                          EFFECTIVE DATE               COMMITTED UNTIL
-----------------------------------------------------------------           ------------------           -----------------
Invesco Balanced-Risk Allocation Fund(*)                                       May 29, 2009                June 30, 2012
Invesco Balanced-Risk Commodity Strategy Fund(**)                            November 29, 2010             June 30, 2012
Invesco China Fund                                                             July 1, 2007                June 30, 2012
Invesco Commodities Strategy Fund(***)                                       February 12, 2010             June 30, 2012
Invesco Developing Markets Fund                                                July 1, 2007                June 30, 2012
Invesco Emerging Markets Equity Fund                                           May 11, 2011                June 30, 2012
Invesco Emerging Market Local Currency Debt Fund                               June 14, 2010               June 30, 2012
Invesco Endeavor Fund                                                          July 1, 2007                June 30, 2012
Invesco Global Advantage Fund                                                February 12, 2010             June 30, 2012
Invesco Global Health Care Fund                                                July 1, 2007                June 30, 2012
Invesco International Total Return Fund                                        July 1, 2007                June 30, 2012
Invesco Pacific Growth Fund                                                  February 12, 2010             June 30, 2012
Invesco Premium Income Fund                                                  December 13, 2011             June 30, 2012
Invesco Small Companies Fund                                                   July 1, 2007                June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                                          EFFECTIVE DATE              COMMITTED UNTIL
-----------------------------------------------------------------           ------------------           -----------------
Invesco Dynamics Fund                                                          July 1, 2007                June 30, 2012
Invesco Global Real Estate Fund                                                July 1, 2007                June 30, 2012
Invesco High Yield Fund                                                        July 1, 2007                June 30, 2012
Invesco High Yield Securities Fund                                           February 12, 2010             June 30, 2012
Invesco Limited Maturity Treasury Fund                                         July 1, 2007                June 30, 2012
Invesco Money Market Fund                                                      July 1, 2007                June 30, 2012
Invesco Municipal Bond Fund                                                    July 1, 2007                June 30, 2012
Invesco Real Estate Fund                                                       July 1, 2007                June 30, 2012
Invesco Short Term Bond Fund                                                   July 1, 2007                June 30, 2012
Invesco U.S. Government Fund                                                   July 1, 2007                June 30, 2012
Invesco Van Kampen Corporate Bond Fund                                       February 12, 2010             June 30, 2012

----------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                        Sub-Item 77 Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                                          EFFECTIVE DATE               COMMITTED UNTIL
------------------------------------------------------------------          ------------------           ------------------
Invesco Energy Fund                                                            July 1, 2007                June 30, 2012
Invesco Gold & Precious Metals Fund                                            July 1, 2007                June 30, 2012
Invesco Leisure Fund                                                           July 1, 2007                June 30, 2012
Invesco Technology Fund                                                        July 1, 2007                June 30, 2012
Invesco Technology Sector Fund                                               February 12, 2010             June 30, 2012
Invesco U.S. Mid Cap Value Fund                                              February 12, 2010             June 30, 2012
Invesco Utilities Fund                                                         July 1, 2007                June 30, 2012
Invesco Value Fund                                                           February 12, 2010             June 30, 2012
Invesco Van Kampen American Value Fund                                       February 12, 2010             June 30, 2012
Invesco Van Kampen Comstock Fund                                             February 12, 2010             June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund                                       February 12, 2010             June 30, 2012
Invesco Van Kampen Small Cap Value Fund                                      February 12, 2010             June 30, 2012
Invesco Van Kampen Value Opportunities Fund                                  February 12, 2010             June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                                          EFFECTIVE DATE               COMMITTED UNTIL
------------------------------------------------------------------          ------------------           ------------------
Invesco High Income Municipal Fund                                             July 1, 2007                June 30, 2012
Invesco Tax-Exempt Cash Fund                                                   July 1, 2007                June 30, 2012
Invesco Tax-Free Intermediate Fund                                             July 1, 2007                June 30, 2012
Invesco Van Kampen High Yield Municipal Fund                                 February 12, 2010             June 30, 2012
Invesco Van Kampen Intermediate Term Municipal Income Fund                   February 12, 2010             June 30, 2012
Invesco Van Kampen Municipal Income Fund                                     February 12, 2010             June 30, 2012

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                                           EFFECTIVE DATE             COMMITTED UNTIL
-------------------------------------------------------------------         ------------------           ------------------
Invesco V.I. Balanced-Risk Allocation Fund(****)                              December 22, 2010            June 30, 2012
Invesco V.I. Basic Value Fund                                                  July 1, 2007                June 30, 2012
Invesco V.I. Capital Appreciation Fund                                         July 1, 2007                June 30, 2012
Invesco V.I. Capital Development Fund                                          July 1, 2007                June 30, 2012
Invesco V.I. Core Equity Fund                                                  July 1, 2007                June 30, 2012
Invesco V.I. Diversified Income Fund                                           July 1, 2007                June 30, 2012
Invesco V.I. Dividend Growth Fund                                            February 12, 2010             June 30, 2012
Invesco V.I. Global Health Care Fund                                           July 1, 2007                June 30, 2012
Invesco V.I. Global Real Estate Fund                                           July 1, 2007                June 30, 2012
Invesco V.I. Government Securities Fund                                        July 1, 2007                June 30, 2012
Invesco V.I. High Yield Fund                                                   July 1, 2007                June 30, 2012
Invesco V.I. High Yield Securities Fund                                      February 12, 2010             June 30, 2012
Invesco V.I. International Growth Fund                                         July 1, 2007                June 30, 2012
Invesco V.I. Leisure Fund                                                      July 1, 2007                June 30, 2012
Invesco V.I. Mid Cap Core Equity Fund                                          July 1, 2007                June 30, 2012
Invesco V.I. Money Market Fund                                                 July 1, 2007                June 30, 2012
Invesco V.I. S&P 500 Index Fund                                              February 12, 2010             June 30, 2012
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund                 February 12, 2010             June 30, 2012
Invesco V.I. Small Cap Equity Fund                                             July 1, 2007                June 30, 2012
Invesco V.I. Technology Fund                                                   July 1, 2007                June 30, 2012

-----------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

Invesco V.I. Utilities Fund                                                    July 1, 2007                June 30, 2012
Invesco Van Kampen V.I. Capital Growth Fund                                  February 12, 2010             June 30, 2012
Invesco Van Kampen V.I. Comstock Fund                                        February 12, 2010             June 30, 2012
Invesco Van Kampen V.I. Equity and Income Fund                               February 12, 2010             June 30, 2012
Invesco Van Kampen V.I. Global Value Equity Fund                             February 12, 2010             June 30, 2012
Invesco Van Kampen V.I. Growth and Income Fund                               February 12, 2010             June 30, 2012
Invesco Van Kampen V.I. Mid Cap Growth Fund                                  February 12, 2010             June 30, 2012
Invesco Van Kampen V.I. Mid Cap Value Fund                                   February 12, 2010             June 30, 2012

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                                          EFFECTIVE DATE                COMMITTED UNTIL
--------------------------------------------------------                     ------------------            -----------------
Government TaxAdvantage Portfolio                                              July 1, 2007                June 30, 2012
STIC Prime Portfolio                                                           July 1, 2007                June 30, 2012
Treasury Portfolio                                                             July 1, 2007                June 30, 2012

                                CLOSED-END FUNDS

FUND                                                                          EFFECTIVE DATE                COMMITTED UNTIL
--------------------------------------------------------                     ------------------            -----------------
Invesco California Insured Municipal Income Trust                              June 1, 2010                June 30, 2012
Invesco California Quality Municipal Securities                                June 1, 2010                June 30, 2012
Invesco High Yield Investments Fund, Inc.                                      June 1, 2010                June 30, 2012
Invesco Insured California Municipal Securities                                June 1, 2010                June 30, 2012
Invesco Insured Municipal Bond Trust                                           June 1, 2010                June 30, 2012
Invesco Insured Municipal Income Trust                                         June 1, 2010                June 30, 2012
Invesco Insured Municipal Securities                                           June 1, 2010                June 30, 2012
Invesco Insured Municipal Trust                                                June 1, 2010                June 30, 2012
Invesco Municipal Income Opportunities Trust                                   June 1, 2010                June 30, 2012
Invesco Municipal Income Opportunities Trust II                                June 1, 2010                June 30, 2012
Invesco Municipal Income Opportunities Trust III                               June 1, 2010                June 30, 2012
Invesco Municipal Premium Income Trust                                         June 1, 2010                June 30, 2012
Invesco New York Quality Municipal Securities                                  June 1, 2010                June 30, 2012
Invesco Prime Income Trust                                                     June 1, 2010                June 30, 2012
Invesco Quality Municipal Income Trust                                         June 1, 2010                June 30, 2012
Invesco Quality Municipal Investment Trust                                     June 1, 2010                June 30, 2012
Invesco Quality Municipal Securities                                           June 1, 2010                June 30, 2012